SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2001

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1300

(Former name or former address, if changed since last report)

Item 5. Other Events.

      On July 19, 2001, we issued a press release reporting second quarter 2001 earnings results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

      On July 19, 2001, we also issued a press release reporting the first ratings results for our new television, cable and radio audience measurement system, the Portable People Meter. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Arbitron Inc. News Release dated July 19, 2001.

99.2 Arbitron Inc. News Release dated July 19, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date: July 19, 2001	By:	/s/ Dolores L. Cody

Dolores L. Cody

Executive Vice President, Legal and

Business Affairs, Chief Legal Officer

and Secretary

EXHIBIT INDEX

Exhibit No	Description

99.1	Arbitron Inc. News Release dated July 19, 2001.

99.2	Arbitron Inc. New Release dated July 19, 2001.